CAPSTEAD
Information as of March 31, 2012
Investor Presentation
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Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae and
Freddie Mac (together, the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities;
– changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment
Company Act of 1940; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
• Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT.
• At March 31, 2012, we had a total investment portfolio of $13.01 billion, supported by long-term investment capital of $1.50 billion levered 8.05 times.*
• Our five-year compound annual total return of 20.9% exceeded the Russell 2000 Index and the
NAREIT Mortgage Index.**
• We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.  Agency-guaranteed mortgage securities are considered to have little, if any, credit risk.
• Our focus on short-duration ARM securities augmented with 2-year interest rate swap agreements differentiates us from our peers because ARM securities reset to more current interest rates within a relatively short period of time. This allows for the recovery of financing spreads diminished during periods of rising interest rates and smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities.  With this strategy, Capstead  is recognized as the most defensively-positioned Agency mortgage REIT from an interest rate risk perspective.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our top four executive officers have nearly 85 years of combined mortgage finance industry experience, including nearly 80 years at Capstead.
• We are self-managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.

* Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**  Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made March 31, 2007 and dividends were reinvested.

Market Snapshot
(dollars in thousands, except per share amounts)
Perpetual Preferred Trust Total Long-Term
   Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker     CMO CMOPRA CMOPRB
Shares outstanding 92,951 186 16,415
Cost of preferred capital 11.44% 11.16% 8.49% 10.24%
Price as of May 9, 2012 $13.80 $22.90 $14.64
Book Value per common share $13.04
Price as a multiple of March 31, 2012
book value 105.8%
Recorded value $1,213,768 $2,604 $185,259 $99,978 $1,501,609
Market capitalization as of May 9, 2012 $1,282,724 $4,259 $240,316 $99,978 $1,627,277
(a) As of March 31, 2012.
(b) Includes $9 million in new equity capital raised subsequent to quarter-end (through May 9, 2012).

(a)
(a)
(a)
(a)
(b)

Capstead’s Prudent Use of Leverage

**
Borrowings under repurchase arrangements divided by long-term investment capital.
Portfolio leverage ended the first quarter of 2012 at 8.05 to one.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.
During the first quarter of 2012 we raised $60 million in new common equity capital and $3 million in Series B preferred equity capital using our at-the-market continuous offering program.  Subsequent to quarter-end through May 9, 2012 we raised an additional $9 million in new equity capital under the program.
($ in millions)
Portfolio Leverage* Long-Term Investment Capital
$860
$1,114
$1,127
$1,393
$1,502
81%
80%
75%
75%
67%
12%
13%
16%
16%
21%
12%
9%
9%
7%
7%
$
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12
Common Stock Preferred Stock Trust Prefered Securities, net
7.85x
6.67x
6.91x
8.15x
8.05x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12
$100
$188
$1,214
Common Stock
Preferred Stock Trust Preferred Securities, net

    27%
  73%
33%
67%
Capstead’s Proven Short-Duration Investment Strategy

As of March 31, 2012
As of March 31, 2012
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $12.08 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $13.00 billion*
• Most of our securities are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less.
• We have long-term relationships with numerous lending
counterparties.  As of March 31, 2012, we had borrowings
outstanding with 25 counterparties.
• First quarter borrowing rates remained at favorable levels.
Average repo borrowing rates ended the quarter at 0.33%
(0.49% after considering currently-paying interest rate swaps).
• At March 31, 2012 we held $3.3 billion notional amount of
currently-paying two-year interest rate swaps requiring fixed rate payments averaging 0.83% with average maturities of 14
months.  An additional $1.1 billion notional amount of two-year forward-starting swaps were held at quarter-end that will begin requiring fixed rate payments averaging 0.54% for two-year
periods on various dates between April 2012 and October 2012.
• The duration of our investment portfolio and related ‘repo’
borrowings was approximately 10 months and 6½ months,
respectively, at March 31, 2012.  This  resulted in a net duration gap of approximately 3½ months. Duration is a measure of
market price sensitivity to interest rate movements.
Longer-to-Reset
ARMs
$4.23 Billion
Current-Reset
ARMs
$8.77 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$3.30 Billion
(excludes forward-
starting swaps)
Unhedged
Borrowings
$8.78 Billion

Capstead’s Stockholder Friendly Structure

Quarter Ended
March 31, 2012
*
Compensation-related expenses:
  Fixed:
Salaries and related deferred compensation match,
payroll taxes, insurance and other benefits    0.25%
  Variable:
Incentive Compensation
**
0.43
Dividend Equivalent Rights 0.07
73% of compensation-related
Performance Stock Awards 0.13 expenses were performance-based
Related deferred compensation match and payroll taxes 0.05
0.68
0.93
Other platform expenses 0.26
          1.19%
*
Expressed as a percentage of average long-term investment capital (LTIC).
**
Incentive compensation is based on a 10% participation in returns on LTIC in excess of benchmark returns (greater of 10% or the average 10-year Treasury rate plus 2.0%), capped at 50 basis points of LTIC and subject to Compensation Committee discretion.
• Self-managed with low operating costs.
• Our board of directors requires management to hold a significant amount of CMO stock based on a multiple of each executive’s base salary.  Our most recent proxy statement discloses that as of
February 22, 2012 our directors and executive officers beneficially owned 1.9% of our common shares.
• Pay structure is variable through compensation elements that focus on “pay for performance.”
• Management is incented to grow the Company by issuing common equity capital when it is accretive to book value and earnings, rather than to increase compensation or external management fees.
• Bottom line: our management prospers when our stockholders prosper.

Capstead’s Asset Yields and Borrowing Costs
(dollars in thousands, unaudited)

Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
   Fixed-rate $             3,862 6.49% 21.3% $             4,213 6.55% 19.7%
   ARMs 10,924,284 2.11 17.3 10,769,813 2.08 18.3
Ginnie Mae ARMs 1,339,688 2.32 14.5 1,324,496 2.31 15.7
12,267,834 2.14 17.0 12,098,522 2.11 18.0
Unsecuritized residential mortgage loans:
Fixed-rate 3,214 6.79 6.6 3,268 6.58 6.7
ARMs 5,849 3.59 9.1 5,985 3.66 7.4
9,063 4.72 8.3 9,253 4.69 7.1
3,168 7.39 19.2 3,316 7.60 4.1
12,280,065 2.14* 17.0 12,111,091 2.11* 18.0
Other interest-earning assets 387,316 0.15 257,201 0.11
12,667,381 2.08 12,368,292 2.07
30-day to 90-day interest rates, as adjusted
     for hedging transactions 11,551,607 0.49 11,275,359 0.54
Structured financings 3,168 7.39 3,316 7.60
11,554,775 0.49 11,278,675 0.54
Unsecured borrowings 103,095 8.49 103,095 8.49
11,657,870 0.56 11,381,770 0.61
Capital employed/Total financing spread
$     1,009,511
1.52
$        986,522
1.46
Financing spread on mortgage assets** 1.65 1.57
Secured borrowings based on:
Collateral for structured financings
First Quarter 2012 Average Fourth Quarter 2011 Average
*   Includes yield adjustments for investment premium amortization of 60 and 66 basis points, respectively.
**  See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

* Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of March 31,
2012.  Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balance of the mortgage loans underlying these investments.  Fully indexed
WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins as of March 31,2012. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of March 31, 2012.
NOTE:  Excludes $10 million of fixed-rate investments.
Fully Average Months
Principal
Investment
Amortized Cost Basis   Fair Market
Net
Indexed
Net to
Balance
Premiums
($)
%
Value
WAC*
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,668,422 $135,357 $ 5,803,779 102.39 $5,965,037 2.50% 2.40% 1.70% 4.8
Freddie Mac Agency Securities   2,059,335 58,239 2,117,574 102.83 2,177,098 3.16 2.58 1.84 5.7
Ginnie Mae Agency Securities
606,849 11,687 618,536 101.93 627,179 2.40 1.71 1.51 7.0
Residential Mortgage Loans   5,747    21 5,768     100.37 5,845   3.47    2.50     2.05      4.6
  8,340,353 205,304 8,545,657 102.46 8,775,159 2.65 2.39 1.72 5.2
Longer-to-reset ARMs:
Fannie Mae Agency Securities   2,277,519 84,351 2,361,870 103.70 2,385,366 3.15 2.83 1.78 46.9
Freddie Mac Agency Securities   1,077,122 40,347 1,117,469 103.75 1,128,007 3.24 2.90 1.87 49.4
Ginnie Mae Agency Securities
677,608
24,476 702,084 103.61 713,929   3.42    1.71    1.51   36.0
4,032,249   149,174 4,181,423 103.70 4,227,302   3.22    2.66    1.76
   45.7
$12,372,602
$354,478 $12,727,080 102.87
$13,002,461
  2.84    2.48    1.73     18.4
Gross WAC (rate paid by borrowers)* 3.49
Key Elements of Capstead’s ARM Portfolio
As of March 31, 2012 (dollars in thousands, unaudited)

Appendix
CAPSTEAD

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Capstead’s First Quarter 2012 Highlights
• Earnings of $45.2 million or $0.44 per diluted common share.
• Our average financing spread on mortgage assets* increased eight basis points to 1.65%.
• Our book value increased $0.52 to $13.04 per common share.
• We raised $63 million in new equity capital using our at-the-market continuous offering program contributing $0.04 to the increase in book value per common share.
• Portfolio leverage ended the quarter at 8.05 times long-term investment capital.
• Operating expense as a percentage of long-term investment capital averaged 1.19%.
• Comments from our April 25, 2012 earnings press release:
“Market conditions remain favorable for investing in agency-guaranteed residential ARM securities on a leveraged basis, with attractive financing spreads achievable in what has turned out to be a relatively stable financing environment. During the first quarter we grew our portfolio by
$748 million to $13.01 billion while deploying $63 million in new common and preferred equity capital raised under our continuous offering program.
Portfolio leverage remained fairly stable at 8.05 times our long-term investment capital, which in our view, represents an appropriate and prudent use of leverage for an agency-guaranteed mortgage securities portfolio in today’s market conditions, particularly for a portfolio consisting predominantly of current-reset ARM securities.
“Mortgage prepayments continue to be a positive differentiating factor for Capstead relative to our mortgage REIT peers, declining to an annualized CPR of 14.5% during the first quarter from 15.6% experienced during the previous quarter.  This reflects several critical factors, namely, prepayments on more seasoned securities continue to be suppressed by low housing prices and credit problems being experienced by many of these borrowers, while prepayments on newer originations remain somewhat elevated as a result of relatively low prevailing mortgage interest rates.
“The fundamental difference between our investment portfolio and those of our peers is our focus on investing solely in ARM securities.  At quarter-end these securities were backed by mortgages requiring borrowers to make payments predicated on rates averaging a relatively low
3.49%. Additionally, 67% of our portfolio was invested in ARM securities backed by mortgage loans that will reset in less than eighteen months, typically to a lower interest rate in today’s environment.  As a result, most borrowers with mortgage loans underlying securities in our portfolio lack the ability to meaningfully lower their mortgage payments even if they can overcome the other impediments to refinancing mentioned above.  This also holds true for borrowers eligible to refinance their mortgages under the government’s Home Affordable Refinance Program.  For these reasons, we expect prepays to remain largely in check in 2012.
“With the weighted average coupons of an increasing number of mortgage loans underlying our current-reset ARM securities approaching fully-
indexed levels, we anticipate the impact to portfolio yields from coupon resets to be relatively modest in the coming quarters, absent significant changes in six- and twelve-month indices. Borrowing rates, which benefited from the expiration of $800 million in higher cost swap agreements during the first quarter, should remain relatively low given the Federal Open Market Committee’s stated expectation of maintaining an accommodative monetary policy well into 2014.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

* See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Capstead’s Quarterly Income Statements
(dollars in thousands, except per share amounts) (unaudited)

March December September June March
2012 2011 2011 2011 2011
Interest income:
Residential mortgage investments 65,733 $           63,910 $           62,890 $           63,136 $           53,141 $
Other 150                     71                        59                        58                        113
65,883               63,981               62,949               63,194               53,254
Interest expense:
Repurchase arrangements and similar borrowings (14,103)             (15,556)             (15,744)             (13,706)             (12,322)
Unsecured borrowings (2,187)                 (2,187)                 (2,186)                 (2,187)                 (2,187)
Other   -   -   - (1)                         (4)
(16,290)             (17,743)             (17,930)             (15,894)             (14,513)
49,593               46,238               45,019               47,300               38,741
Other revenue (expense):
Miscellaneous other revenue (expense) (169)                    (97)                      (109)                    (599)                    (218)
Incentive compensation (1,538)                 (1,548)                 (1,429)                 (1,487)                 (1,233)
Salaries and benefits (1,827)                 (1,698)                 (1,631)                 (1,672)                 (1,700)
Other general and administrative expense (954)                    (992)                    (911)                    (1,066)                 (963)
(4,488)                 (4,335)                 (4,080)                 (4,824)                 (4,114)
Income before equity in earnings of unconsolidated affiliates 45,105               41,903               40,939               42,476               34,627
Equity in earnings of unconsolidated affiliates 65                        65                        64                        65                        65
Net income 45,170 $           41,968 $           41,003 $           42,541 $           34,692 $
Net income per diluted common share $0.44 $0.43 $0.43 $0.48 $0.41
Average long-term investment capital 1,454,495 $      1,370,471 $      1,350,693 $      1,253,747 $      1,158,254 $
Average balance of mortgage assets 12,280,065       12,111,091       11,609,545       10,601,719       8,993,926
Investment premium amortization 18,496               20,054               19,672               15,519               12,832
Portfolio runoff *
Average financing spread on mortgage assets**
                   19.9%
                   1.60
                   19.3%
                   1.83
Quarter Ended
                   1.65
                   17.0%
                   1.57
                   18.0%                    17.1%
                   1.77
*    Represents total runoff (scheduled payments and prepayments).  The constant prepayment rate, or CPR, represents only prepayments and will typically be 150 to 250 basis points lower than the total runoff rate during any given period.
**   See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Capstead’s Annual Income Statements –
Five Years Ended 2011
(dollars in thousands, except per share amounts) (unaudited)

December December December December December
2011 2010 2009 2008 2007
Interest income:
Mortgage securities and similar investments 243,077 $         199,300 $         314,100 $         398,285 $         310,698 $
Other 301                     478                     495                     2,204                  945
243,378            199,778            314,595            400,489            311,643
Interest expense:
Repurchase arrangements and similar borrowings (57,328)             (47,502)             (120,083)           (249,706)           (266,901)
Unsecured borrowings (8,747)                 (8,747)                 (8,747)                 (8,747)                 (8,747)
Other (5)                         (2)                         -                           -                           -
(66,080)             (56,251)             (128,830)           (258,453)           (275,648)
177,298            143,527            185,765            142,036            35,995
Other revenue (expense):
Miscellaneous other revenue (expense) (1,023)                 (904)                    (40,641)             (1,593)                 (6,394)
Incentive compensation (5,697)                 (5,055)                 (4,769)                 (6,000)                 -
Salaries and benefits (6,701)                 (6,097)                 (5,655)                 (4,978)                 (3,423)
Other general and administrative expense (3,932)                 (4,834)                 (5,696)                 (3,801)                 (3,248)
(17,353)             (16,890)             (56,761)             (16,372)             (13,065)
Income before equity in earnings of unconsolidated affiliates 159,945            126,637            129,004            125,664            22,930
Equity in earnings of unconsolidated affiliates 259                     259                     259                     259                     1,783
Net income 160,204 $         126,896 $         129,263 $         125,923 $         24,713 $
Net income per diluted common share $1.75 $1.52 $1.66 $1.93 $0.19
Average long-term investment capital 1,284,057 $      1,120,647 $      1,032,853 $      813,428 $         483,703 $
Average balance of mortgage assets 10,839,749       7,665,796         7,604,530         7,630,958         5,510,503
Investment premium amortization 68,077               57,634               29,426               29,336               24,091
Portfolio runoff *
Average financing spread on mortgage assets**
                   18.6%
                   1.94
                   31.2%
Year Ended
                   18.4%
                   0.52
                   28.1%
                   2.40
                   18.3%
                   1.69                    1.68
*    Represents total runoff (scheduled payments and prepayments).  The constant prepayment rate, or CPR, represents only prepayments and will typically be 150 to 250 basis points lower than the total runoff rate during any given period.
**   See pages 15 and 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

CMO LISTED NYSE

	March 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Assets					
Residential mortgage investments	$ 13,012,459	$ 12,264,906	$ 8,515,691	$ 8,091,103	$ 7,499,530
Cash collateral receivable from interest rate swap counterparties	42,880	48,505	35,289	30,485	53,676
Interest rate swap agreements at fair value	137	617	9,597	1,758	-
Cash and cash equivalents	513,572	426,717	359,590	409,623	96,839
Receivables and other assets	102,265	100,760	76,078	92,817	76,200
Investments in unconsolidated affiliates	3,117	3,117	3,117	3,117	3,117
	$ 13,674,430	$ 12,844,622	$ 8,999,362	$ 8,628,903	$ 7,729,362
Liabilities					
Repurchase arrangements and similar borrowings	$ 12,084,823	$ 11,352,444	$ 7,792,743	$ 7,435,256	$ 6,751,500
Cash collateral payable to interest rate swap counterparties	-	-	9,024	-	-
Interest rate swap agreements at fair value	27,336	31,348	16,337	9,218	46,679
Unsecured borrowings	103,095	103,095	103,095	103,095	103,095
Common stock dividend payable	40,301	38,184	27,401	37,432	22,728
Accounts payable and accrued expenses	17,244	26,844	23,337	29,961	44,910
	12,272,799	11,551,915	7,971,937	7,614,962	6,968,912
Stockholders' Equity					
Perpetual preferred stock	187,863	184,514	179,323	179,333	179,460
Common stock	965,402	903,653	674,202	661,724	618,369
Accumulated other comprehensive income (loss)	248,366	204,540	173,900	172,884	(37,379)
	1,401,631	1,292,707	1,027,425	1,013,941	760,450
	$ 13,674,430	$ 12,844,622	$ 8,999,362	$ 8,628,903	$ 7,729,362
Book value per common share (calculated assuming liquidation preferences for the Series A and B preferred stock)	**$13.04**	**$12.52**	**$12.02**	**$11.99**	**$9.14**
Long-term investment capital (stockholders' equity and unsecured borrowings, net of investments in related unconsolidated affiliates)	**$1,501,609**	**$1,392,685**	**$1,127,403**	**$1,113,919**	**$860,428**
Portfolio leverage (borrowings under repurchase arrangements divided by long-term investment capital)	**8.05:1**	**8.15:1**	**6.91:1**	**6.67:1**	**7.85:1**

Capstead’s Comparative Balance Sheets (dollars in thousands, except per share amounts) 14

CMO LISTED NYSE

	Total Financing Spread, a GAAP Measure			Financing Spread on Mortgage Assets, a Non-GAAP Financial Measure[a]		
	Interest Income (Expense)	Yield/Cost	Difference	Interest Income (Expense)	Yield/Cost	Corresponding Fourth Quarter 2011 Yield/Cost
Interest income:						
Mortgage assets	$ 65,733	2.14%	$ –	$ 65,733	2.14%	2.11%
Other interest-earning assets[b]	150	0.15	(150)	–	–	–
	65,883	2.08	(150)	65,733	2.14	2.11
Interest expense:						
Secured borrowings (borrowings under repurchase arrangements)	(14,103)	0.49	–	(14,103)	0.49	0.54
Unsecured borrowings[c]	(2,187)	8.49	2,187	–	–	–
Net interest margin/financing spread	(16,290)	0.56	2,187	(14,103)	0.49	0.54
	$ 49,593	**1.52**	$ 2,037	$ 51,630	**1.65**	**1.57**

(a) *Net interest margin on mortgage assets* and *Financing spread on mortgage assets* are non-GAAP financial measures (based solely on interest income and yields on the Company's portfolio of mortgage securities, net of borrowings under repurchase agreements). These measures are similar to the all-inclusive GAAP measures, *Total net interest margin* and *Total financing spread* (based on all interest-earning assets and all interest-paying liabilities).

(b) Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.

(c) Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts' common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors. Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.

Capstead’s Use of Financing Spread on Mortgage Assets, a Non-GAAP Financial Measure First Quarter 2012 (dollars in thousands, unaudited) 15

CMO LISTED NYSE

	Total Financing Spread, a GAAP Measure			Financing Spread on Mortgage Assets, a Non-GAAP Financial Measure[(a)]		Corresponding Years			
	Interest Income (Expense)	*Yield/Cost*	*Difference*	*Interest Income (Expense)*	*Yield/Cost*	*2010*	*2009*	*2008*	*2007*
Interest income:									
Mortgage assets	$ 243,077	2.24%	$ –	$ 243,077	2.24%	2.60%	4.13%	5.22%	5.64%
Other interest-earning assets[(b)]	301	0.12	(301)	–	–	–	–	–	–
	243,378	2.20	(301)	243,077	2.24	2.60	4.13	5.22	5.64
Interest expense:									
Secured borrowings (borrowings under repurchase arrangements)	(57,328)	0.56	–	(57,328)	0.56	0.66	1.73	3.53	5.12
Unsecured borrowings[(c)]	(8,747)	8.49	8,747	–	–	–	–	–	–
Other interest-paying liabilities[(d)]	(5)	0.14	5	–	–	–	–	–	–
Net interest margin/financing spread	(66,080)	0.64	8,752	(57,328)	0.56	0.66	1.73	3.53	5.12
	$ 177,298	**1.56**	$ 8,451	$ 185,749	**1.68**	**1.94**	**2.40**	**1.69**	**0.52**

(a) *Net interest margin on mortgage assets* and *Financing spread on mortgage assets* are non-GAAP financial measures (based solely on interest income and yields on the Company's portfolio of mortgage securities, net of borrowings under repurchase agreements). These measures are similar to the all-inclusive GAAP measures, *Total net interest margin* and *Total financing spread* (based on all interest-earning assets and all interest-paying liabilities).

(b) Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.

(c) Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts' common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors. Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.

(d) Other interest-paying liabilities consist of cash collateral payable to interest rate swap counterparties.

Capstead’s Use of Financing Spread on Mortgage Assets, a Non-GAAP Financial Measure Year Ended 2011 (dollars in thousands, unaudited) 16

Experienced Management Team

Nearly 85 years of combined mortgage finance industry experience, including nearly 80 years at Capstead.
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the Executive Committee of the Chancellors Council of
the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executive International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas